EXHIBIT 99.1

Brookline Bancorp Announces Third Quarter Results

Net Income of $20.1 million, EPS of $0.23

Quarterly Dividend of $0.135

BOSTON, Oct. 23, 2024 (GLOBE NEWSWIRE) -- Brookline Bancorp, Inc. (NASDAQ: BRKL) (the “Company”) today announced net income and operating earnings after tax (non-GAAP) of $20.1 million, or $0.23 per basic and diluted share, for the third quarter of 2024, compared to net income of $16.4 million, or $0.18 per basic and diluted share, and operating earnings after tax (non-GAAP) of $17.0 million, or $0.19 per basic and diluted share, for the second quarter of 2024, and net income and operating earnings after tax (non-GAAP) of $22.7 million, or $0.26 per basic and diluted share, for the third quarter of 2023.

“Our Company experienced improved performance in the third quarter,” commented Paul Perrault, Chairman and CEO, who continued, “As we move into the final months of 2024, we are confident our experienced bankers' ability to continue to deliver exceptional service to our customers will be better reflected in our profitability as interest rates normalize.”

BALANCE SHEET

Total assets at September 30, 2024 were $11.7 billion, representing an increase of $41.4 million from $11.6 billion at June 30, 2024, and an increase of $496.2 million from September 30, 2023. At September 30, 2024, total loans and leases were $9.8 billion, representing an increase of $34.1 million from June 30, 2024, and an increase of $374.5 million from September 30, 2023.

Total investment securities at September 30, 2024 decreased $1.0 million to $855.4 million from $856.4 million at June 30, 2024, and decreased $25.0 million from $880.4 million at September 30, 2023. Total cash and cash equivalents at September 30, 2024 increased $64.8 million to $407.9 million from $343.1 million at June 30, 2024, and increased $246.9 million from $161.0 million at September 30, 2023. As of September 30, 2024, total investment securities and total cash and cash equivalents represented 10.8 percent of total assets, compared to 10.3 percent and 9.3 percent as of June 30, 2024 and September 30, 2023, respectively.

Total deposits at September 30, 2024 decreased $4.8 million to $8.7 billion from June 30, 2024. Despite the decrease during the quarter, customer deposits increased $103.2 million, offset by a $107.9 million decrease in brokered deposits. Total deposits increased $166.3 million from $8.6 billion at September 30, 2023, primarily driven by growth in customer deposits. The increase in customer deposits quarter to date included a $43.5 million increase in demand checking accounts.

Total borrowed funds at September 30, 2024 increased $68.1 million to $1.5 billion from June 30, 2024, and increased $362.5 million from $1.1 billion at September 30, 2023.

The ratio of stockholders’ equity to total assets was 10.54 percent at September 30, 2024, compared to 10.30 percent at June 30, 2024, and 10.36 percent at September 30, 2023. The ratio of tangible stockholders’ equity to tangible assets (non-GAAP) was 8.50 percent at September 30, 2024, as compared to 8.23 percent at June 30, 2024, and 8.16 percent at September 30, 2023. Tangible book value per common share (non-GAAP) increased $0.36 from $10.53 at June 30, 2024 to $10.89 at September 30, 2024, and increased $0.87 from $10.02 at September 30, 2023.

NET INTEREST INCOME

Net interest income increased $3.0 million to $83.0 million during the third quarter of 2024 from $80.0 million for the quarter ended June 30, 2024. The net interest margin increased 7 basis points to 3.07 percent for the three months ended September 30, 2024 from 3.00 percent for the three months ended June 30, 2024, primarily driven by higher yields on loans and leases partially offset by higher funding costs.

NON-INTEREST INCOME

Total non-interest income for the quarter ended September 30, 2024 decreased $0.1 million to $6.3 million from $6.4 million for the quarter ended June 30, 2024.

PROVISION FOR CREDIT LOSSES

The Company recorded a provision for credit losses of $4.8 million for the quarter ended September 30, 2024, compared to $5.6 million for the quarter ended June 30, 2024. The decrease in provision was largely driven by improving economic forecasts partially offset by an increase in specific reserves on nonperforming credits.

Total net charge-offs for the third quarter of 2024 were $3.8 million, compared to $8.4 million in the second quarter of 2024. The $3.8 million in net charge-offs was driven by $2.6 million in equipment financing, largely within specialty vehicle. The ratio of net loan and lease charge-offs to average loans and leases on an annualized basis decreased to 16 basis points for the third quarter of 2024 from 35 basis points for the second quarter of 2024.

The allowance for loan and lease losses represented 1.31 percent of total loans and leases at September 30, 2024, compared to 1.25 percent at June 30, 2024, and 1.27 percent at September 30, 2023.

ASSET QUALITY

The ratio of nonperforming loans and leases to total loans and leases was 0.73 percent at September 30, 2024, an increase from 0.62 percent at June 30, 2024. Total nonaccrual loans and leases increased $10.5 million to $71.2 million at September 30, 2024 from $60.7 million at June 30, 2024. The increase was driven by one equipment financing relationship of $9.3 million which has been reserved at 55 percent. The ratio of nonperforming assets to total assets was 0.62 percent at September 30, 2024, an increase from 0.54 percent at June 30, 2024. Total nonperforming assets increased $10.1 million to $72.8 million at September 30, 2024 from $62.7 million at June 30, 2024.

NON-INTEREST EXPENSE

Non-interest expense for the quarter ended September 30, 2024 decreased $1.2 million to $57.9 million from $59.2 million for the quarter ended June 30, 2024. Excluding the one time restructuring charge taken in the second quarter of $0.8 million, non-interest expense decreased $0.4 million primarily due to a reduction in advertising and marketing expense.

PROVISION FOR INCOME TAXES

The effective tax rate was 24.7 percent and 24.6 percent for the three and nine months ended September 30, 2024 compared to 24.4 percent for the three months ended June 30, 2024 and 21.4 percent and 20.3 percent for the three and nine months ended September 30, 2023.

RETURNS ON AVERAGE ASSETS AND AVERAGE EQUITY

The annualized return on average assets increased to 0.70 percent during the third quarter 2024 from 0.57 percent for the second quarter of 2024.

The annualized return on average stockholders' equity increased to 6.63 percent during the third quarter of 2024 from 5.49 percent for the second quarter of 2024. The annualized return on average tangible stockholders’ equity increased to 8.44 percent for the third quarter of 2024 from 7.04 percent for the second quarter of 2024.

DIVIDEND DECLARED

The Company’s Board of Directors approved a dividend of $0.135 per share for the quarter ended September 30, 2024. The dividend will be paid on November 29, 2024 to stockholders of record on November 15, 2024.

CONFERENCE CALL

The Company will conduct a conference call/webcast at 1:30 PM Eastern Time on Thursday, October 24, 2024 to discuss the results for the quarter, business highlights and outlook. A copy of the Earnings Presentation is available on the Company’s website, www.brooklinebancorp.com. To listen to the call and view the Company’s Earnings Presentation, please join the call via https://events.q4inc.com/attendee/314623001. To listen to the call without access to the slides, interested parties may dial 833-470-1428 (United States) or 404-975-4839 (internationally) and ask for the Brookline Bancorp, Inc. conference call (Access Code 414186). A recorded playback of the call will be available for one week following the call on the Company’s website under “Investor Relations” or by dialing 866-813-9403 (United States) or 929-458-6194 (internationally) and entering the passcode: 898921.

ABOUT BROOKLINE BANCORP, INC.

Brookline Bancorp, Inc., a bank holding company with $11.7 billion in assets and branch locations in Massachusetts, Rhode Island, and the Lower Hudson Valley of New York State, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank, Bank Rhode Island, and PCSB Bank (the "banks"). The Company provides commercial and retail banking services, cash management and investment services to customers throughout Central New England and the Lower Hudson Valley of New York State. More information about Brookline Bancorp, Inc. and its banks can be found at the following websites: www.brooklinebank.com, www.bankri.com and www.pcsb.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission ("SEC"), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. You can identify forward looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “outlook,” “will,” “should,” and other expressions that predict or indicate future events and trends and which do not relate to historical matters, including statements regarding the Company’s business, credit quality, financial condition, liquidity and results of operations. Forward-looking statements may differ, possibly materially, from what is included in this press release due to factors and future developments that are uncertain and beyond the scope of the Company’s control. These include, but are not limited to, changes in interest rates; general economic conditions (including inflation and concerns about liquidity) on a national basis or in the local markets in which the Company operates; turbulence in the capital and debt markets; competitive pressures from other financial institutions; changes in consumer behavior due to changing political, business and economic conditions, or legislative or regulatory initiatives; changes in the value of securities and other assets in the Company’s investment portfolio; increases in loan and lease default and charge-off rates; the adequacy of allowances for loan and lease losses; decreases in deposit levels that necessitate increases in borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters, and future pandemics; changes in regulation; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions and adverse economic developments; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; and changes in assumptions used in making such forward-looking statements. Forward-looking statements involve risks and uncertainties which are difficult to predict. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other filings submitted to the SEC. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

BASIS OF PRESENTATION

The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as set forth by the Financial Accounting Standards Board in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Certain amounts previously reported have been reclassified to conform to the current period's presentation.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP financial measures, such as operating earnings after tax, operating earnings per common share, operating return on average assets, operating return on average tangible assets, operating return on average stockholders' equity, operating return on average tangible stockholders' equity, tangible book value per common share, tangible stockholders’ equity to tangible assets, return on average tangible assets (annualized) and return on average tangible stockholders' equity (annualized). These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.

INVESTOR RELATIONS:

Contact:	Carl M. Carlson
Brookline Bancorp, Inc.
Co-President and Chief Financial and Strategy Officer
(617) 425-5331
carl.carlson@brkl.com

BROOKLINE BANCORP, INC. AND SUBSIDIARIES Selected Financial Highlights (Unaudited)

	At and for the Three Months Ended
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
	(Dollars In Thousands Except per Share Data)
Earnings Data:
Net interest income	$83,008	$80,001	$81,588	$83,555	$84,070
Provision for credit losses on loans	4,832	5,607	7,423	3,851	2,947
Provision (credit) for credit losses on investments	(172)	(39)	(44)	(76)	84
Non-interest income	6,348	6,396	6,284	8,027	5,508
Non-interest expense	57,948	59,184	61,014	59,244	57,679
Income before provision for income taxes	26,748	21,645	19,479	28,563	28,868
Net income	20,142	16,372	14,665	22,888	22,701

Performance Ratios:
Net interest margin (1)	3.07%	3.00%	3.06%	3.15%	3.18%
Interest-rate spread (1)	2.26%	2.14%	2.21%	2.39%	2.45%
Return on average assets (annualized)	0.70%	0.57%	0.51%	0.81%	0.81%
Return on average tangible assets (annualized) (non-GAAP)	0.72%	0.59%	0.53%	0.83%	0.83%
Return on average stockholders' equity (annualized)	6.63%	5.49%	4.88%	7.82%	7.78%
Return on average tangible stockholders' equity (annualized) (non-GAAP)	8.44%	7.04%	6.26%	10.12%	10.09%
Efficiency ratio (2)	64.85%	68.50%	69.44%	64.69%	64.39%

Per Common Share Data:
Net income — Basic	$0.23	$0.18	$0.16	$0.26	$0.26
Net income — Diluted	0.23	0.18	0.16	0.26	0.26
Cash dividends declared	0.135	0.135	0.135	0.135	0.135
Book value per share (end of period)	13.81	13.48	13.43	13.48	13.03
Tangible book value per share (end of period) (non-GAAP)	10.89	10.53	10.47	10.50	10.02
Stock price (end of period)	10.09	8.35	9.96	10.91	9.11

Balance Sheet:
Total assets	$11,676,721	$11,635,292	$11,542,731	$11,382,256	$11,180,555
Total loans and leases	9,755,236	9,721,137	9,655,086	9,641,589	9,380,782
Total deposits	8,732,271	8,737,036	8,718,653	8,548,125	8,566,013
Total stockholders’ equity	1,230,362	1,198,480	1,194,231	1,198,644	1,157,871

Asset Quality:
Nonperforming assets	$72,821	$62,683	$42,489	$45,324	$51,540
Nonperforming assets as a percentage of total assets	0.62%	0.54%	0.37%	0.40%	0.46%
Allowance for loan and lease losses	$127,316	$121,750	$120,124	$117,522	$119,081
Allowance for loan and lease losses as a percentage of total loans and leases	1.31%	1.25%	1.24%	1.22%	1.27%
Net loan and lease charge-offs	$3,808	$8,387	$8,781	$7,141	$10,974
Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.16%	0.35%	0.36%	0.30%	0.47%

Capital Ratios:
Stockholders’ equity to total assets	10.54%	10.30%	10.35%	10.53%	10.36%
Tangible stockholders’ equity to tangible assets (non-GAAP)	8.50%	8.23%	8.25%	8.39%	8.16%

(1) Calculated on a fully tax-equivalent basis.
(2) Calculated as non-interest expense as a percentage of net interest income plus non-interest income.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES Consolidated Balance Sheets (Unaudited)

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
ASSETS	(In Thousands Except Share Data)
Cash and due from banks	$82,168	$60,067	$45,708	$34,514	$33,506
Short-term investments	325,721	283,017	256,178	98,513	127,495
Total cash and cash equivalents	407,889	343,084	301,886	133,027	161,001
Investment securities available-for-sale	855,391	856,439	865,798	916,601	880,412
Total investment securities	855,391	856,439	865,798	916,601	880,412
Allowance for investment security losses	(186)	(359)	(398)	(441)	(517)
Net investment securities	855,205	856,080	865,400	916,160	879,895
Loans and leases held-for-sale	—	—	6,717	—	—
Loans and leases:
Commercial real estate loans	5,779,290	5,782,111	5,755,239	5,764,529	5,669,768
Commercial loans and leases	2,453,038	2,443,530	2,416,904	2,399,668	2,241,375
Consumer loans	1,522,908	1,495,496	1,482,943	1,477,392	1,469,639
Total loans and leases	9,755,236	9,721,137	9,655,086	9,641,589	9,380,782
Allowance for loan and lease losses	(127,316)	(121,750)	(120,124)	(117,522)	(119,081)
Net loans and leases	9,627,920	9,599,387	9,534,962	9,524,067	9,261,701
Restricted equity securities	82,675	78,963	74,709	77,595	65,460
Premises and equipment, net of accumulated depreciation	86,925	88,378	89,707	89,853	90,476
Right-of-use asset operating leases	41,934	35,691	33,133	30,863	31,619
Deferred tax asset	50,827	60,032	60,484	56,952	74,491
Goodwill	241,222	241,222	241,222	241,222	241,222
Identified intangible assets, net of accumulated amortization	19,162	20,830	22,499	24,207	26,172
Other real estate owned and repossessed assets	1,579	1,974	1,817	1,694	299
Other assets	261,383	309,651	310,195	286,616	348,219
Total assets	$11,676,721	$11,635,292	$11,542,731	$11,382,256	$11,180,555
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Demand checking accounts	$1,681,858	$1,638,378	$1,629,371	$1,678,406	$1,745,137
NOW accounts	637,374	647,370	654,748	661,863	647,476
Savings accounts	1,736,989	1,735,857	1,727,893	1,669,018	1,625,804
Money market accounts	2,041,185	2,073,557	2,065,569	2,082,810	2,161,359
Certificate of deposit accounts	1,819,353	1,718,414	1,670,147	1,574,855	1,491,844
Brokered deposit accounts	815,512	923,460	970,925	881,173	894,393
Total deposits	8,732,271	8,737,036	8,718,653	8,548,125	8,566,013
Borrowed funds:
Advances from the FHLB	1,345,003	1,265,079	1,150,153	1,223,226	899,304
Subordinated debentures and notes	84,293	84,258	84,223	84,188	84,152
Other borrowed funds	68,251	80,125	127,505	69,256	151,612
Total borrowed funds	1,497,547	1,429,462	1,361,881	1,376,670	1,135,068
Operating lease liabilities	43,266	37,102	34,235	31,998	32,807
Mortgagors’ escrow accounts	14,456	17,117	16,245	17,239	12,578
Reserve for unfunded credits	6,859	11,400	15,807	19,767	21,497
Accrued expenses and other liabilities	151,960	204,695	201,679	189,813	254,721
Total liabilities	10,446,359	10,436,812	10,348,500	10,183,612	10,022,684
Stockholders' equity:
Common stock, $0.01 par value; 200,000,000 shares authorized; 96,998,075 shares issued, 96,998,075 shares issued, 96,998,075 shares issued, 96,998,075 shares issued, and 96,998,075 shares issued, respectively	970	970	970	970	970
Additional paid-in capital	901,562	904,775	903,726	902,659	901,376
Retained earnings	453,555	445,560	441,285	438,722	427,937
Accumulated other comprehensive income	(38,081)	(61,693)	(60,841)	(52,798)	(81,541)
Treasury stock, at cost;
7,015,843, 7,373,009, 7,354,399, 7,354,399 and 7,350,981 shares, respectively	(87,644)	(91,132)	(90,909)	(90,909)	(90,871)
Total stockholders' equity	1,230,362	1,198,480	1,194,231	1,198,644	1,157,871
Total liabilities and stockholders' equity	$11,676,721	$11,635,292	$11,542,731	$11,382,256	$11,180,555

BROOKLINE BANCORP, INC. AND SUBSIDIARIES Consolidated Statements of Income (Unaudited)
	Three Months Ended
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$149,643	$145,585	$145,265	$142,948	$136,561
Debt securities	6,473	6,480	6,878	6,945	6,799
Restricted equity securities	1,458	1,376	1,492	1,333	1,310
Short-term investments	1,986	1,914	1,824	1,093	2,390
Total interest and dividend income	159,560	155,355	155,459	152,319	147,060
Interest expense:
Deposits	59,796	59,721	56,884	54,034	49,116
Borrowed funds	16,756	15,633	16,987	14,730	13,874
Total interest expense	76,552	75,354	73,871	68,764	62,990
Net interest income	83,008	80,001	81,588	83,555	84,070
Provision for credit losses on loans	4,832	5,607	7,423	3,851	2,947
Provision (credit) for credit losses on investments	(172)	(39)	(44)	(76)	84
Net interest income after provision for credit losses	78,348	74,433	74,209	79,780	81,039
Non-interest income:
Deposit fees	2,353	3,001	2,897	3,064	3,024
Loan fees	464	702	789	515	639
Loan level derivative income, net	—	106	437	778	376
Gain on sales of loans and leases held-for-sale	415	130	—	410	225
Other	3,116	2,457	2,161	3,260	1,244
Total non-interest income	6,348	6,396	6,284	8,027	5,508
Non-interest expense:
Compensation and employee benefits	35,130	34,762	36,629	35,401	33,491
Occupancy	5,343	5,551	5,769	5,127	4,983
Equipment and data processing	6,831	6,732	7,031	7,245	6,766
Professional services	2,143	1,745	1,900	1,442	2,368
FDIC insurance	2,118	2,025	1,884	1,839	2,152
Advertising and marketing	859	1,504	1,574	758	1,174
Amortization of identified intangible assets	1,668	1,669	1,708	1,965	1,955
Merger and restructuring expense	—	823	—	—	—
Other	3,856	4,373	4,519	5,467	4,790
Total non-interest expense	57,948	59,184	61,014	59,244	57,679
Income before provision for income taxes	26,748	21,645	19,479	28,563	28,868
Provision for income taxes	6,606	5,273	4,814	5,675	6,167
Net income	$20,142	$16,372	$14,665	$22,888	$22,701
Earnings per common share:
Basic	$0.23	$0.18	$0.16	$0.26	$0.26
Diluted	$0.23	$0.18	$0.16	$0.26	$0.26
Weighted average common shares outstanding during the period:
Basic	89,033,463	88,904,692	88,894,577	88,867,159	88,795,270
Diluted	89,319,611	89,222,315	89,181,508	89,035,505	88,971,210
Dividends paid per common share	$0.135	$0.135	$0.135	$0.135	$0.135

BROOKLINE BANCORP, INC. AND SUBSIDIARIES Consolidated Statements of Income (Unaudited)

	Nine Months Ended September 30,
	2024	2023
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$440,493	$390,791
Debt securities	19,831	22,703
Restricted equity securities	4,326	4,238
Short-term investments	5,724	7,236
Total interest and dividend income	470,374	424,968
Interest expense:
Deposits	176,401	121,631
Borrowed funds	49,376	47,181
Total interest expense	225,777	168,812
Net interest income	244,597	256,156
Provision for credit losses on loans	17,862	34,017
Provision (credit) for credit losses on investments	(255)	415
Net interest income after provision for credit losses	226,990	221,724
Non-interest income:
Deposit Fees	8,251	8,547
Loan Fees	1,955	1,521
Loan level derivative income, net	543	3,112
Gain on investment securities, net	—	1,704
Gain on sales of loans and leases held-for-sale	545	2,171
Other	7,734	6,852
Total non-interest income	19,028	23,907
Non-interest expense:
Compensation and employee benefits	106,521	103,494
Occupancy	16,663	15,076
Equipment and data processing	20,594	19,759
Professional services	5,788	5,784
FDIC insurance	6,027	6,005
Advertising and marketing	3,937	3,966
Amortization of identified intangible assets	5,045	5,875
Merger and restructuring expense	823	7,411
Other	12,748	12,910
Total non-interest expense	178,146	180,280
Income before provision for income taxes	67,872	65,351
Provision for income taxes	16,693	13,240
Net income	$51,179	$52,111
Earnings per common share:
Basic	$0.58	$0.59
Diluted	$0.57	$0.59
Weighted average common shares outstanding during the period:
Basic	88,944,569	88,016,190
Diluted	89,241,470	88,253,361
Dividends paid per common share	$0.405	$0.405

BROOKLINE BANCORP, INC. AND SUBSIDIARIES Asset Quality Analysis (Unaudited)
	At and for the Three Months Ended
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
	(Dollars in Thousands)
NONPERFORMING ASSETS:
Loans and leases accounted for on a nonaccrual basis:
Commercial real estate mortgage	$11,595	$11,659	$18,394	$19,608	$23,263
Multi-family mortgage	1,751	—	—	—	1,318
Construction	—	—	—	—	2,316
Total commercial real estate loans	13,346	11,659	18,394	19,608	26,897

Commercial	15,734	16,636	3,096	3,886	5,406
Equipment financing	37,223	27,128	13,668	14,984	13,974
Total commercial loans and leases	52,957	43,764	16,764	18,870	19,380

Residential mortgage	3,862	4,495	4,563	4,292	4,249
Home equity	1,076	790	950	860	713
Other consumer	1	1	1	—	2
Total consumer loans	4,939	5,286	5,514	5,152	4,964

Total nonaccrual loans and leases	71,242	60,709	40,672	43,630	51,241

Other real estate owned	780	780	780	780	—
Other repossessed assets	799	1,194	1,037	914	299
Total nonperforming assets	$72,821	$62,683	$42,489	$45,324	$51,540

Loans and leases past due greater than 90 days and still accruing	$16,091	$4,994	$363	$228	$1,175

Nonperforming loans and leases as a percentage of total loans and leases	0.73%	0.62%	0.42%	0.45%	0.55%
Nonperforming assets as a percentage of total assets	0.62%	0.54%	0.37%	0.40%	0.46%

PROVISION AND ALLOWANCE FOR LOAN AND LEASE LOSSES:
Allowance for loan and lease losses at beginning of period	$121,750	$120,124	$117,522	$119,081	$125,817
Charge-offs	(4,183)	(8,823)	(5,390)	(7,722)	(10,978)
Recoveries	375	436	309	581	4
Net charge-offs	(3,808)	(8,387)	(5,081)	(7,141)	(10,974)
Provision for loan and lease losses excluding unfunded commitments *	9,374	10,013	7,683	5,582	4,238
Allowance for loan and lease losses at end of period	$127,316	$121,750	$120,124	$117,522	$119,081

Allowance for loan and lease losses as a percentage of total loans and leases	1.31%	1.25%	1.24%	1.22%	1.27%

NET CHARGE-OFFS:
Commercial real estate loans	$—	$3,819	$606	$1,087	$(3)
Commercial loans and leases **	3,797	4,571	8,179	6,061	10,958
Consumer loans	11	(3)	(4)	(7)	19
Total net charge-offs	$3,808	$8,387	$8,781	$7,141	$10,974

Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.16%	0.35%	0.36%	0.30%	0.47%

*Provision for loan and lease losses does not include (credit) provision of $(4.5 million), $(4.4 million), $(0.3 million), $(1.7 million), and $(1.3) million for credit losses on unfunded commitments during the three months ended September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023, and September 30, 2023, respectively.
** The balance at March 31, 2024 includes a $3.7 million charge-off on a letter of credit which impacted the provision.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES Average Yields / Costs (Unaudited)
	Three Months Ended
	September 30, 2024			June 30, 2024			September 30, 2023
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$853,924	$6,516	3.05%	$846,469	$6,510	3.08%	$887,612	$6,840	3.08%
Restricted equity securities (2)	75,225	1,459	7.76%	71,696	1,375	7.67%	67,824	1,310	7.73%
Short-term investments	145,838	1,986	5.44%	143,800	1,914	5.33%	172,483	2,390	5.54%
Total investments	1,074,987	9,961	3.71%	1,061,965	9,799	3.69%	1,127,919	10,540	3.74%
Loans and Leases:
Commercial real estate loans (3)	5,772,456	83,412	5.65%	5,754,901	81,565	5.61%	5,667,373	78,750	5.44%
Commercial loans (3)	1,079,084	18,440	6.69%	1,069,154	17,672	6.54%	939,492	15,295	6.38%
Equipment financing (3)	1,353,649	26,884	7.94%	1,374,217	26,255	7.64%	1,280,033	23,331	7.29%
Consumer loans (3)	1,505,095	21,123	5.60%	1,488,587	20,291	5.46%	1,471,985	19,237	5.21%
Total loans and leases	9,710,284	149,859	6.17%	9,686,859	145,783	6.02%	9,358,883	136,613	5.84%
Total interest-earning assets	10,785,271	159,820	5.93%	10,748,824	155,582	5.79%	10,486,802	147,153	5.61%
Non-interest-earning assets	666,067			704,570			693,833
Total assets	$11,451,338			$11,453,394			$11,180,635

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$639,561	1,115	0.69%	$659,351	1,111	0.68%	$681,929	1,159	0.67%
Savings accounts	1,738,756	12,098	2.77%	1,731,388	11,874	2.76%	1,557,911	8,859	2.26%
Money market accounts	2,038,048	15,466	3.02%	2,026,780	15,520	3.08%	2,177,528	15,785	2.88%
Certificates of deposit	1,768,026	20,054	4.51%	1,699,510	18,717	4.43%	1,444,269	12,128	3.33%
Brokered deposit accounts	841,067	11,063	5.23%	958,146	12,499	5.25%	882,351	11,185	5.03%
Total interest-bearing deposits	7,025,458	59,796	3.39%	7,075,175	59,721	3.39%	6,743,988	49,116	2.89%
Borrowings
Advances from the FHLB	1,139,049	14,366	4.94%	1,049,609	12,894	4.86%	954,989	11,706	4.80%
Subordinated debentures and notes	84,276	1,378	6.54%	84,241	1,375	6.53%	84,134	1,378	6.55%
Other borrowed funds	53,102	1,012	7.58%	103,753	1,364	5.29%	117,531	790	2.67%
Total borrowings	1,276,427	16,756	5.14%	1,237,603	15,633	5.00%	1,156,654	13,874	4.69%
Total interest-bearing liabilities	8,301,885	76,552	3.67%	8,312,778	75,354	3.65%	7,900,642	62,990	3.16%
Non-interest-bearing liabilities:
Demand checking accounts	1,669,092			1,646,869			1,794,225
Other non-interest-bearing liabilities	264,324			300,362			318,041
Total liabilities	10,235,301			10,260,009			10,012,908
Stockholders’ equity	1,216,037			1,193,385			1,167,727
Total liabilities and equity	$11,451,338			$11,453,394			$11,180,635
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		83,268	2.26%		80,228	2.14%		84,163	2.45%
Less adjustment of tax-exempt income		260			227			93
Net interest income		$83,008			$80,001			$84,070
Net interest margin (5)			3.07%			3.00%			3.18%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets on an actual/actual basis.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES Average Yields / Costs (Unaudited)
	Nine Months Ended
	September 30, 2024			September 30, 2023
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$864,501	$19,953	3.08%	$971,855	$22,905	3.14%
Restricted equity securities (2)	74,422	4,327	7.75%	74,000	4,238	7.64%
Short-term investments	140,156	5,724	5.44%	183,295	7,236	5.26%
Total investments	1,079,079	30,004	3.71%	1,229,150	34,379	3.73%
Loans and Leases:
Commercial real estate loans (3)	5,763,065	246,026	5.61%	5,629,600	225,999	5.29%
Commercial loans (3)	1,058,312	53,619	6.66%	915,420	42,814	6.17%
Equipment financing (3)	1,367,380	80,034	7.80%	1,253,512	66,901	7.12%
Consumer loans (3)	1,492,213	61,392	5.49%	1,469,025	55,210	5.01%
Total loans and leases	9,680,970	441,071	6.07%	9,267,557	390,924	5.62%
Total interest-earning assets	10,760,049	471,075	5.84%	10,496,707	425,303	5.40%
Non-interest-earning assets	678,235			698,273
Total assets	$11,438,284			$11,194,980

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$656,879	3,487	0.71%	$741,951	3,129	0.56%
Savings accounts	1,721,518	35,324	2.74%	1,365,541	17,290	1.69%
Money market accounts	2,047,011	46,940	3.06%	2,227,404	41,914	2.52%
Certificates of deposit	1,697,477	55,443	4.36%	1,394,338	29,605	2.84%
Brokered deposit accounts	898,455	35,207	5.23%	798,800	29,693	4.97%
Total interest-bearing deposits	7,021,340	176,401	3.36%	6,528,034	121,631	2.49%
Borrowings
Advances from the FHLB	1,117,809	41,893	4.92%	1,135,845	40,524	4.70%
Subordinated debentures and notes	84,241	4,130	6.54%	84,098	4,095	6.49%
Other borrowed funds	83,195	3,353	5.38%	120,825	2,562	2.83%
Total borrowings	1,285,245	49,376	5.05%	1,340,768	47,181	4.64%
Total interest-bearing liabilities	8,306,585	225,777	3.63%	7,868,802	168,812	2.87%
Non-interest-bearing liabilities:
Demand checking accounts	1,646,932			1,857,429
Other non-interest-bearing liabilities	280,947			301,543
Total liabilities	10,234,464			10,027,774
Stockholders’ equity	1,203,820			1,167,206
Total liabilities and equity	$11,438,284			$11,194,980
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		245,298	2.21%		256,491	2.53%
Less adjustment of tax-exempt income		701			335
Net interest income		$244,597			$256,156
Net interest margin (5)			3.05%			3.27%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets on an actual/actual basis.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES Non-GAAP Financial Information (Unaudited)
				At and for the Nine Months Ended September 30,
				2024	2023
Reconciliation Table - Non-GAAP Financial Information				(Dollars in Thousands Except Share Data)

Reported Pretax Income				$67,872	$65,351
Less:
Security gains				—	1,704
Add:
Day 1 PCSB CECL provision				—	16,744
Merger and restructuring expense				823	7,411
Operating Pretax Income				$68,695	$87,802
Effective tax rate				24.6%	20.3%
Provision for income taxes				16,895	17,789
Operating earnings after tax				$51,800	$70,013

Operating earnings per common share:
Basic				$0.58	$0.80
Diluted				$0.58	$0.79

Weighted average common shares outstanding during the period:
Basic				88,944,569	88,016,190
Diluted				89,241,470	88,253,361

Return on average assets *				0.60%	0.62%
Less:
Security gains (after-tax) *				—%	0.02%
Add:
Day 1 PCSB CECL provision (after-tax) *				—%	0.16%
Merger and restructuring expense (after-tax) *				0.01%	0.07%
Operating return on average assets *				0.61%	0.83%

Return on average tangible assets *				0.61%	0.64%
Less:
Security gains (after-tax) *				—%	0.02%
Add:
Day 1 PCSB CECL provision (after-tax) *				—%	0.16%
Merger and restructuring expense (after-tax) *				0.01%	0.07%
Operating return on average tangible assets *				0.62%	0.85%

Return on average stockholders' equity *				5.67%	5.95%
Less:
Security gains (after-tax) *				—%	0.16%
Add:
Day 1 PCSB CECL provision (after-tax) *				—%	1.53%
Merger and restructuring expense (after-tax) *				0.07%	0.68%
Operating return on average stockholders' equity *				5.74%	8.00%

Return on average tangible stockholders' equity *				7.25%	7.76%
Less:
Security gains (after-tax) *				—%	0.20%
Add:
Day 1 PCSB CECL provision (after-tax) *				—%	1.99%
Merger and restructuring expense (after-tax) *				0.09%	0.88%
Operating return on average tangible stockholders' equity *				7.34%	10.43%

* Ratios at and for the nine months ended are annualized.
There was no non-operating activity for the three months ended September 30, 2024 and September 30,2023, respectively.

	At and for the Three Months Ended
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
	(Dollars in Thousands)

Net income, as reported	$20,142	$16,372	$14,665	$22,888	$22,701

Average total assets	$11,451,338	$11,453,394	$11,417,185	$11,271,941	$11,180,635
Less: Average goodwill and average identified intangible assets, net	261,188	262,859	264,536	266,225	268,199
Average tangible assets	$11,190,150	$11,190,535	$11,152,649	$11,005,716	$10,912,436

Return on average tangible assets (annualized)	0.72%	0.59%	0.53%	0.83%	0.83%

Average total stockholders’ equity	$1,216,037	$1,193,385	$1,201,904	$1,170,776	$1,167,727
Less: Average goodwill and average identified intangible assets, net	261,188	262,859	264,536	266,225	268,199
Average tangible stockholders’ equity	$954,849	$930,526	$937,368	$904,551	$899,528

Return on average tangible stockholders’ equity (annualized)	8.44%	7.04%	6.26%	10.12%	10.09%

Total stockholders’ equity	$1,230,362	$1,198,480	$1,194,231	$1,198,644	$1,157,871
Less:
Goodwill	241,222	241,222	241,222	241,222	241,222
Identified intangible assets, net	19,162	20,830	22,499	24,207	26,172
Tangible stockholders' equity	$969,978	$936,428	$930,510	$933,215	$890,477

Total assets	$11,676,721	$11,635,292	$11,542,731	$11,382,256	$11,180,555
Less:
Goodwill	241,222	241,222	241,222	241,222	241,222
Identified intangible assets, net	19,162	20,830	22,499	24,207	26,172
Tangible assets	$11,416,337	$11,373,240	$11,279,010	$11,116,827	$10,913,161

Tangible stockholders’ equity to tangible assets	8.50%	8.23%	8.25%	8.39%	8.16%

Tangible stockholders' equity	$969,978	$936,428	$930,510	$933,215	$890,477

Number of common shares issued	96,998,075	96,998,075	96,998,075	96,998,075	96,998,075
Less:
Treasury shares	7,015,843	7,373,009	7,354,399	7,354,399	7,350,981
Unvested restricted shares	883,789	713,443	749,099	749,099	780,859
Number of common shares outstanding	89,098,443	88,911,623	88,894,577	88,894,577	88,866,235

Tangible book value per common share	$10.89	$10.53	$10.47	$10.50	$10.02

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